ASSET PURCHASE AGREEMENT

                                 by and between

                              VDC CORPORATION LTD.,

                                   as Seller,

                                       and

                      ROZEL INTERNATIONAL HOLDINGS LIMITED

                                    as Buyer




                                December 18, 1997

                            ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT (the "Agreement") is made as of the 18th day of December, 1997, by and between VDC CORPORATION LTD., a Bermuda corporation ("Seller") and ROZEL INTERNATIONAL HOLDINGS LIMITED, a British Virgin Island corporation ("Buyer").

                                   WITNESSETH

     WHEREAS, Seller desires to sell, and Buyer desires to purchase, on the terms and conditions hereafter set forth, certain of the assets of Seller as described herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and representations and warranties herein contained, and for other good and legal consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer, intending to be legally bound hereby, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     1.1. When used in this Agreement, the following terms, in their singular and plural forms, shall have the meanings assigned to them below:

          "Act" means the Securities Act of 1933, as amended.

          "Agreement" is defined in the initial paragraph hereof.

          "Assets" means all of the right, title and interest that Seller possesses and has the right to transfer in and to all of the following described holdings:

              (i) 3,972,877 shares of common stock, par value $.01 per share ("NV Common Stock"), of netValue ("NetValue");

              (ii) 100,000 shares of common stock, par value $.01 per share ("Informatix Common Stock"), of Informatix, Inc. ("Informatix");

              (iii) $700,000 Note, dated October 18, 1997 (the "Note") owed by Informatix to Seller; and

              (iv) Promissory Notes in the aggregate principal amount of $200,000 ("NetValue Notes") owed by NetValue to Seller.

          "Buyer" is defined in the initial paragraph hereof.

          "Claim" means a claim or demand for any and all Liabilities, damages, losses, obligations, deficiencies, encumbrances, penalties, costs and expenses, including reasonable attorneys' fees, resulting from, related to or arising out of (i) any misrepresentation, breach of


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warranty or non-fulfillment of any obligation of Seller set forth in this
Agreement or in any Related Document; (ii) Seller's ownership of the Assets;
(iii) Seller's failure to comply with the provisions of applicable bulk sales laws; and (iv) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing.

          "Closing" and "Closing Date" are defined in Section 6.1.

          "GAAP" means generally accepted accounting principles.

          "Governmental Authority" means any foreign, federal, state, regional or local authority, agency, body, court or instrumentality, regulatory or otherwise, which, in whole or in part, was formed by or operates under the auspices of any foreign, federal, state, regional or local government.

          "Law" means any common law and any federal, state, regional, local or foreign law, rule, statute, ordinance, rule, order or regulation.

          "Liabilities" means liabilities, obligations, claims or debts of Seller of any type or nature, whether matured, unmatured, contingent or unknown, including, without limitation, tort, contract or other claims asserted against Seller which are based on acts or omissions occurring on, before or after the Closing Date.

          "Lien" means any lien, charge, covenant, condition, easement, adverse claim, demand, encumbrance, security interest, option, pledge, or any other title defect, easement or restriction of any kind.

          "Material Adverse Effect" is defined in Section 4.9(c).

          "Permitted Liens" means those Liens to which the Assets are subject under (i) the federal securities laws of the United States.

          "Purchase Price" is defined in Section 3.1.

          "Related Documents" means this Agreement and each document or instrument executed in connection with the consummation of the transactions contemplated herein.

          "Seller" is defined in the initial paragraph of this Agreement.

                                    ARTICLE 2

                           SALE AND PURCHASE OF ASSETS

     2.1. Agreement to Sell and Purchase Assets. Subject to the terms and conditions hereof and on the basis of and in reliance upon the agreements and representations and warranties set forth herein, on the Closing Date Seller shall sell the Assets to Buyer, and Buyer shall purchase the Assets from Seller.


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


     2.2. Responsibility for Liabilities. Buyer shall not assume any Liabilities of Seller by virtue of this Agreement or otherwise.

                                    ARTICLE 3

                          PAYMENT OF THE PURCHASE PRICE

     3.1. Purchase Price.

          The purchase price ("Purchase Price") for the Assets shall be $4,000,000 in cash, or other immediately available funds, which shall paid or delivered by Buyer in the following manner:

          (a) At the Closing, Buyer shall deliver to Seller an amount equal to Five Hundred Thousand Dollars ($500,000) ("Cash Funds") in immediately available funds in the form of cash, cashier's check or wire transfer; and

          (b) At the Closing, Buyer shall deliver a Promissory Note payable to Seller in the aggregate amount of $3,500,000, the form of which is attached hereto as Exhibit A, ("Promissory Note"); whereby $300,000 shall be due and payable on June 1, 1998; $1,200,000 shall be due and payable on February 1, 1999; $1,000,000 shall be due and payable on May 1, 1999 and the remaining $1,000,000 shall be due and payable on August 1, 1999.

     3.2. Adjustment to Purchase Price Sums previously advanced to Seller by Buyer in the aggregate amount of $500,000, shall constitute initial payments against the Purchase Price, and shall be applied to the Cash Funds due at the Closing.

     3.3. Pledge of Assets to secure Promissory Note At Closing, the Assets shall be pledged to Seller, pursuant to the terms of a Pledge Agreement, attached hereto as Exhibit B, and a Security Agreement, attached hereto as Exhibit C, to secure the payment of the Promissory Note and the obligations thereunder.

                                    ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF SELLER

          Seller represents and warrants to Buyer as follows:

     4.1. Organization and Standing of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of Bermuda. Seller has all requisite corporate power and authority to sell the Assets, free and clear of any and all Liens other than Permitted Liens.

     4.2. Encumbrances Created by this Agreement. The execution and delivery of this Agreement and each of the Related Documents does not, and the consummation of the transactions contemplated hereby or thereby will not, create any Liens on any assets (including the Assets) of Seller in favor of third parties.


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


     4.3. Authorization and Enforceability. The Seller has the full and unrestricted legal right, power and authority to enter into this Agreement and the Related Documents to which it is a party, to carry out the transactions contemplated hereby and thereby, and to perform the obligations hereunder and thereunder. All necessary and appropriate action has been taken by Seller with respect to the execution and delivery of this Agreement and each of the Related Documents and the performance of its obligations hereunder and thereunder. No authorization, consent or approval of, or filing with, any third party or Governmental Authority is necessary for the consummation by Seller of the transactions contemplated by this Agreement or any Related Document. The execution and delivery of this Agreement and the Related Documents and the consummation of the contemplated transactions by Seller will not (a) result in the breach of any of the terms or conditions of or constitute a default under the Memorandum of Association or the Bye-Laws of the Seller, (b) violate any Law or any order, writ, injunction or decree of any Governmental Authority, (c) conflict with or constitute a default under any agreement or commitment that is binding upon Seller or (d) result in the acceleration of any indebtedness of Seller. This Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

     4.4. Title to Assets. Seller owns and holds of record the entire right, title and interest in and to all of the Assets, free and clear of any and all Liens, other than Permitted Liens.

     4.5. Litigation. There is no claim, suit, arbitration, investigation, action, inquiry, review or proceeding pending or threatened against Seller which
(a) affects the validity of this Agreement or any of the Related Documents or which could prevent or delay the transactions contemplated hereunder or (b) could reasonably be expected to have a Material Adverse Effect. Seller is not subject to any judicial injunction or mandate or any administrative order.

     4.6. Approval. The Board of Directors of Seller has approved the execution of this Agreement and the transactions contemplated thereby.

     4.7. Brokers' Fees. No broker, finder or other person or entity acting in a similar capacity has participated on behalf of Seller in connection with the transactions contemplated by this Agreement. Seller has not incurred any Liability for brokers' fees, finders' fees, agents' commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby.

     4.8. Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in any Disclosure Schedule to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.


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


                                    ARTICLE 5

                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer represents and warrants to Seller as follows:

     5.1. Organization and Standing of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

     5.2. Authorization and Enforceability. Buyer has all requisite corporate power and authority to enter into this Agreement and the Related Documents to which it is a party and to carry out the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. All necessary and appropriate action has been taken by Buyer with respect to the execution and delivery of this Agreement and each of the Related Documents and the performance of its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Related Documents and the consummation of the contemplated transactions by Buyer will not (a) result in the breach of any of the terms or conditions of, or constitute a default under, the Buyer or (b) violate any Law or any order, writ, injunction or decree of any Governmental Authority. This Agreement and any Related Documents to which Buyer is a party constitute valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

     5.3. Approval. The Board of Directors of the Buyer has approved the execution of this Agreement and the transactions contemplated thereby.

     5.4. Brokers' Fees. Buyer has not incurred any liability for brokers' fees, finders' fees, agents' commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby.

     5.5. Full Disclosure. No representation or warranty by Buyer in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

                                    ARTICLE 6

                                     CLOSING

     6.1. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place upon the execution of this Agreement by all parties thereto and upon satisfaction of the obligations of Seller and Buyer below (the "Closing Date").

     6.2. Obligations of Seller. At or prior to the Closing, Seller shall deliver to Buyer, in each case, in form and substance satisfactory to Buyer:

          (a) Certificates representing the NV Common Stock duly endorsed with executed stock powers;


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


          (b) Certificates representing the Informatix Common Stock duly endorsed with executed stock powers;

          (c) An executed Assignment of the Note and NetValue Notes, attached hereto as Exhibits D and E, respectively;

          (d)  An executed Pledge Agreement, attached hereto as Exhibit B;

          (e)  An executed Security Agreement, attached hereto as Exhibit C;

          (f) Such other instruments of transfer as shall be necessary or appropriate to vest in the Buyer good and marketable title to the Assets.

     6.3. Obligations of Buyer. At the Closing, Buyer shall deliver:

          (a)  The Cash Funds in accordance with Article 3 of this Agreement;

          (b)  The Promissory Note in accordance with Article 3 of this
               Agreement;

          (c)  An executed Pledge Agreement, attached hereto as Exhibit B; and

          (d)  An executed Security Agreement, attached hereto as Exhibit C.

     6.4. Further Documents or Necessary Action. Buyer and Seller each agree to take all such further actions on or after the Closing Date as may be necessary, desirable or appropriate in order to confirm or effectuate the transactions contemplated by this Agreement.

                                    ARTICLE 7

                       INDEMNIFICATION AND RELATED MATTERS

     7.1. Survival of Representations and Warranties. The representations and warranties contained in this Agreement, the schedules and exhibits hereto, and any agreement, document, instrument or certificate delivered hereunder, including the Related Documents, shall survive the Closing Date. This Article 7 constitutes the sole and exclusive remedy of Buyer and Seller with respect to any subject matter addressed herein, and Buyer and Seller hereby waive and release the other from any and all claims and other causes of action, including without limitation claims for contribution, relating to any such subject matter.

     7.2. Indemnification by Seller.

          (a) Seller agrees to indemnify Buyer against and hold it harmless from:

                    (i) all liability, loss, damage or deficiency resulting from or arising out of any inaccuracy in or breach of any representation or warranty by Seller in this Agreement, in any Related Document to which Seller was a signatory or in any other agreement or document delivered by or on behalf of Seller in connection with the transactions contemplated by this Agreement;


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


                    (ii) all liability of Seller not expressly assumed by Buyer;

                    (iii) all liability, loss, damage or deficiency resulting
               from or arising out of any breach or nonperformance of any obligation made or incurred by Seller in this Agreement, in any Related Document to which Seller was a signatory or in any other agreement or document delivered by or on behalf of Seller in connection with the transactions contemplated by this Agreement; and

                    (iv) any and all reasonable costs and expenses (including
               reasonable legal and accounting fees) related to any of the foregoing. In the event that Buyer makes a Claim which is determined by a court of competent jurisdiction to be without reasonable basis in law or fact, Buyer shall bear all reasonable costs and expenses (including court costs and reasonable legal and accounting fees), incurred by Seller in investigating and defending against such Claim.

     7.3. Indemnification by Buyer. Buyer shall indemnify Seller against and hold it harmless from:

          (a) all liability, loss, damage or deficiency resulting from or arising out of any inaccuracy in or breach of any representation or warranty by Buyer in this Agreement in any Related Document or in any other agreement or document delivered by or on behalf of Buyer in connection with the transactions contemplated by this Agreement;

          (b) all liability, loss, damage or deficiency resulting from or arising out of any breach or nonperformance of any obligation made or incurred by Buyer in this Agreement, in any Related Document, or in any other agreement or document delivered by or on behalf of Buyer in connection with the transactions contemplated by this Agreement; and

     7.4. any and all reasonable costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing. In the event that Seller makes a Claim which is determined by a court of competent jurisdiction to be without reasonable basis in law or fact, Seller shall bear all reasonable costs and expenses (including court costs and reasonable legal and accounting fees), incurred by Buyer in investigating and defending against such Claim.

                                    ARTICLE 8

                                     GENERAL

     8.1. Entire Agreement. This Agreement, and the exhibits and schedules hereto (including the Disclosure Schedule), and the agreements specifically referred to herein set forth the entire agreement and understanding of Seller and Buyer in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by Seller or Buyer that is not embodied in this Agreement or in the documents specifically referred to herein and neither Seller nor Buyer shall not be bound by or


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


liable for any alleged representation, promise, inducement or statement of intention not so set forth.

     8.2. Binding Effect; Benefits; Assignment. All of the terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against Seller and its successors and authorized assigns, and Buyer and its successors and authorized assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement except as expressly indicated herein. Neither Seller nor Buyer shall assign any of their respective rights or obligations under this Agreement to any other person, firm or corporation without the prior written consent of the other party, except that Buyer may assign its rights and obligations under this Agreement to a direct or indirect wholly-owned subsidiary of Buyer, although Buyer shall remain fully responsible for all of its obligations under this Agreement.

     8.3. Construction. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party.

     8.4. Amendment and Waiver. This Agreement may be amended, modified, superseded or canceled and any of the terms, representations, warranties or conditions hereof may be waived only by a written instrument executed by Seller and Buyer or, in the case of a waiver, by or on behalf of the party waiving compliance.

     8.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania as applicable to contracts made and to be performed in Pennsylvania, without regard to conflict of laws principles.

     8.6. Public Disclosure. Except as required by Law, or in connection with the solicitation of new investment advisory agreements with Seller's clients, neither Buyer nor Seller shall make any public disclosure of the existence or terms of this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld. In the event that Seller or Buyer determines that the disclosure of the existence or terms of this Agreement is required by Law, such party shall so notify the other parties and shall provide to the other party a copy of any such public disclosure prior to releasing the same.

     8.7. Notices. All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if hand delivered, sent by overnight mail by a nationally recognized overnight delivery service or mailed first class, postage prepaid:

                  (a)      If to Seller:

                           Graham Lacey, President
                           VDC Corporation Ltd.
                           P.O. Box HM 1255
                           44 Church Street
                           Hamilton, Bermuda
                           Telephone: 01624 878762
                           Telecopier: 01624 878765


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


                  (b)      If to Buyer:

                           Harold Chaffe, President
                           Rozel International Holdings Limited
                           c/o Whitehill House
                           Newby Road - Industrial Estate
                           Stratford Cheshire, United Kingdom
                           Telephone: 01614 837000
                           Telecopier: 01614 871508

Either party may change its address by prior written notice to the other party.

     8.8. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and such counterparts shall together constitute one and the same instrument.

     8.9. Expenses. Each party shall pay their own respective expenses, costs and fees incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and each of the Related Documents and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of their respective legal counsel, accountants and financial advisors.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                           VDC CORPORATION LTD.

                                           By: /s/ Graham Lacey
                                               --------------------------------
                                               Graham Lacey
                                               President


                                           ROZEL INTERNATIONAL HOLDINGS LIMITED

                                           By: /s/ Harold Chaffe
                                               --------------------------------
                                               Harold Chaffe
                                               President

                                 PROMISSORY NOTE

$ 3,500,000.00                                                 December 18, 1997


        FOR VALUE RECEIVED, ROZEL INTERNATIONAL HOLDINGS LIMITED., a British Virgin Island Corporation (the "Maker"), promises to pay to the order of VDC CORPORATION LTD., a Bermuda corporation (the "Payee") the amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00) in accordance with the terms hereof.

        The Maker shall pay interest on any unpaid principal balance hereof from time to time as may be outstanding from the date hereof which shall accrue at the rate of eight percent (8%) per annum (the "Interest Rate"). Any amounts outstanding under this Note, together with all interest accrued thereon and any penalties due hereunder, shall be payable in lawful money of the United States at Payee's principal offices at 44 Church Street, Hamilton, Bermuda or at such other place or places as Payee shall designate, as follows:

        (i) Three Hundred Thousand Dollars ($300,000) shall be payable on June 1, 1998;

        (ii) One Million Two Hundred Thousand Dollars ($1,200,000) shall be payable on February 1, 1999;

        (iii) One Million Dollars ($1,000,000) shall be payable on May 1, 1999; and

        (iv) One Million Dollars ($1,000,000) shall be payable on August 1,
1999.

        Maker is obligated to make the payments on the above specified due dates in accordance with the terms of this Note without defalcation or setoff and without notice or demand, and the failure to receive any notice or demand from Payee shall not be a defense to, or excuse for, the failure to make such payment on the due date. Payment under this Note and performance of the terms hereunder shall be secured, pursuant to a Security Agreement between Maker and Payee, dated of even date herewith, by those assets subject to the Asset Purchase Agreement between Maker and Payee, which assets shall be pledged to Payee pursuant to a Pledge Agreement, dated of even date herewith, to secure the Maker's obligations under this Note.

        Maker shall be in default hereunder upon the occurrence of any of the following events (an "Event of Default"): (i) the failure to make payment when due; (ii) the failure of Maker to observe or perform or cause to be observed or performed any agreement, condition or obligation on Maker's part to be performed hereunder; (iii) the institution by or against Maker of any bankruptcy, insolvency, arrangement, debt adjustment or receivership, proceeding which, if an involuntary bankruptcy petition, remains undismissed for thirty (30) days after the filing thereof; (iv) the adjudication of Maker as a bankrupt or the appointment of a trustee or receiver for all or any part of Maker's property;
(v) the making by Maker of an assignment for the benefit of creditors; (vi) the admission, in writing, by Maker of an inability to pay its debts as they become due.

        Upon the occurrence of any Event of Default, the entire amount outstanding under this Note shall, at the option of Payee, become immediately due and payable without presentment, demand or further action of any kind, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue of any provision of this Note or otherwise obtained.

        The rights and remedies provided herein shall be cumulative and concurrent and shall not be exclusive of any right or remedy provided by law, in equity or otherwise. Said rights and remedies may, at the sole discretion of Payee, be pursued singly, successively or together as often as occasion therefor shall arise, against Maker. No failure on the part of Payee to exercise any of such rights or remedies shall be deemed a waiver of any such rights or remedies or of any Event of Default hereunder.

        Upon the occurrence of a default or an Event of Default, Payee shall have the right, but not the duty, to cure such default or Event of Default, in part or in its entirety, and all amounts expended or debts incurred by Payee, including reasonable attorneys' fees, shall be deemed to be advances to Maker, shall be added to the amount due under this Note, shall be secured by the security for this Note, if any, and shall be payable by Maker to Payee upon demand.

        THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST MAKER. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST MAKER, MAKER HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS MAKER MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA. WITHOUT LIMITATION OF THE FOREGOING, MAKER HEREBY SPECIFICALLY WAIVES ALL RIGHTS MAKER HAS OR MAY HAVE TO NOTICE AND AN OPPORTUNITY FOR A HEARING PRIOR TO EXECUTION UPON ANY JUDGMENT ENTERED AGAINST MAKER PURSUANT TO THE TERMS HEREOF.

        UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, MAKER DOES HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OR THE PROTHONOTARY OF ANY COURT OF RECORD OF BERMUDA OR ELSEWHERE TO APPEAR FOR MAKER IN ANY SUCH COURT, AND WITH OR WITHOUT A COMPLAINT OR DECLARATION FILED, IN AN APPROPRIATE ACTION BROUGHT AGAINST MAKER ON THIS NOTE, TO ENTER AND CONFESS JUDGMENT AGAINST MAKER IN FAVOR OF PAYEE OR ITS SUCCESSORS AND ASSIGNS, FOR THE ENTIRE AMOUNT DUE TO PAYEE UPON SUCH EVENT OF DEFAULT AS PROVIDED HEREIN, TOGETHER WITH COSTS OF SUIT AND

REASONABLE ATTORNEYS' FEES NOT TO EXCEED ONE THOUSAND DOLLARS ($1,000.00);
AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY HEREIN GRANTED TO APPEAR, ENTER AND CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY ONE OR MORE EXERCISE THEREOF OR BY ANY DEFECTIVE EXERCISE THEREOF, BUT SHALL CONTINUE AND BE EXERCISABLE FROM TIME TO TIME UNTIL THE FULL PAYMENT OF ALL AMOUNTS DUE FROM MAKER TO PAYEE HEREUNDER IS MADE.

        MAKER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO MAKER BY SUCH COUNSEL, OR, IN THE ALTERNATIVE, MAKER HEREBY WAIVES THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE, AND AS EVIDENCE OF SUCH FACT, AS THE CASE MAY BE, SIGNS HIS/HER INITIALS.

-------------------           -------------------
(initials of Maker)           (initials of Maker)

        Maker hereby waives the benefit of any laws now or hereafter enacted providing for any stay of execution, marshalling of assets, exemption from civil process, redemption, extension of time for payment, or valuation or appraisement of all or any part of any security for this Note, exempting all or any part of any other security for this Note or any other property of Maker from attachment, levy or sale upon any such execution or conflicting with any provision of this Note. Maker waives and releases Payee and said attorney or attorneys from all errors, defects and imperfections whatsoever in confessing any such judgment or in any proceedings relating thereto or instituted by Payee hereunder. Maker hereby agrees that any property that may be levied upon pursuant to a judgment obtained under this Note may be sold upon any execution thereon in whole or in part, and in any manner and order that Payee, in its sole discretion may elect.

        The Maker and all other endorsers, sureties and guarantors hereby jointly and severally waive presentment and demand for payment, notice of demand, notice of default, notice of dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and also waive notice of the exercise of any options on the part of Payee hereunder.

        The granting, with or without notice, of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, provision, condition or agreement contained herein or therein, or the granting of any other indulgence, or the taking or releasing or subordinating of any security for the indebtedness evidenced hereby, or any other modification or amendment of this Note will in no way release or discharge the liability of Maker whether or not granted or done with the knowledge or consent of Maker.

        Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder, at law or in equity, unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver as to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

        In the event any portion of this Note shall be declared by any court of competent jurisdiction to be invalid or unenforceable, such portion shall be deemed severable from this Note, and the remaining parts hereof shall remain in full force and effect, as fully as though such invalid or unenforceable portion was never part of this Note.

        The obligations of Maker hereunder shall be binding on the heirs, representatives, successors and assigns of Maker and the benefits of this Note shall inure to Payee, and its heirs, representatives, successors and assigns and to any holder of this Note.

        The outstanding balance due under this Note may be prepaid, in the aggregate during the term of this Note, in whole or in part, without penalty or premium. No partial prepayment shall postpone or interrupt payments of the remaining balance, all of which shall continue to be due and payable at the time and in the manner set forth above.

        All notices and other communications required or given under this Note shall be in writing and shall be sent by U.S. certified mail, return receipt requested, or by a nationally recognized overnight courier service, addressed to Payee or to Maker at their respective addresses as set forth in the Asset Purchase Agreement between Maker and Payee.

        This Note, and all issues arising hereunder, shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

        IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Promissory Note to be duly executed as of the 18th day of December, 1997.


                      ROZEL INTERNATIONAL HOLDINGS LIMITED


                      By: /s/ Harold Chaffe
                          ----------------------------
                              Harold Chaffe, President

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (the "Agreement"), dated December 18, 1997, is made and entered into by and between ROZEL INTERNATIONAL HOLDINGS LIMITED, a British Virgin Island corporation (the "Debtor") and VDC CORPORATION LTD., (the "Secured Party") under that certain Asset Purchase Agreement dated December 18, 1997 (as it may hereafter from time to time be restated, amended, modified or supplemented, the "Purchase Agreement") by and between the Debtor and the Secured Party.

         WHEREAS, pursuant to the Purchase Agreement, the Secured Party agreed to sell certain of its assets to Debtor which purchase price included a Promissory Note in the aggregate amount of $3,500,000; and

         WHEREAS, as security for payment under the Promissory Note, and as required by the Purchase Agreement, the Assets (as such term is defined in the Purchase Agreement) shall be pledged to the Secured Party in accordance herewith.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Defined Terms.

             (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Purchase Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in each applicable jurisdiction and as may be amended from time to time (the "Code").

             (b) "Pledged Collateral" shall mean and include the following: (i) the property listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged to the Secured Party to secure the Secured Obligations (as hereinafter defined) of Debtor, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and stock transfer books and (iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

         2. Grant of Security Interests.

             (a) Debtor, to secure on a first priority basis, the payment and performance of all of its indebtedness and other obligations of every nature it owes under the Purchase Agreement, the Promissory Note and all of the Other Documents (the "Secured Obligations"), hereby grants to the Secured Party a security interest in all of Debtor's now existing and hereafter acquired and/or arising right, title and interest in, to and under the Pledged Collateral, whether now or hereafter existing and wherever located.

             (b) Upon the execution and delivery of this Agreement, Debtor has delivered to and deposited with the Secured Party in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by Debtor.

         3. Further Assurances.

         Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, Debtor shall execute and deliver to the Secured Party all financing statements, continuation financing statements, termination statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in (subject only to Permitted Liens) the Pledged Collateral and to fully consummate the transactions contemplated under the Purchase Agreement, the Promissory Note and this Agreement. Debtor hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as Debtor's true and lawful attorney with power to sign the name of Debtor on all or any of the Security Documents which the Secured Party reasonably determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party's security interest in the Pledged Collateral in the event Debtor fails to so execute such documents upon Secured Party's request. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid in full and have terminated.

         4. Representations and Warranties.

         In addition to the representations and warranties of Debtor set forth in the Purchase Agreement which are incorporated herein by reference, Debtor hereby represents and warrants to the Secured Party as follows:

             (a) Debtor has, and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time Debtor acquires rights in such Pledged Collateral, will have), title to the Pledged Collateral, free and clear of all Liens.

             (b) The shares of common stock of NetValue and Informatix, constituting, in part, the Pledged Collateral have been duly authorized and validly issued to Debtor, and constitute all of the shares of common stock of NetValue and Informatix owned by Debtor.

             (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority.

             (d) There are no restrictions upon the transfer of the Pledged Collateral and Debtor has the power and authority and right to transfer the Pledged Collateral free of any encumbrances and without obtaining the consent of any other person. It is acknowledged that a transfer of the Pledged Collateral by Secured Party following a foreclosure may require compliance with federal and state securities laws.

             (e) Debtor has all necessary power to execute, deliver and perform this Agreement and all necessary action to authorize the execution, delivery and performance of this Agreement has been properly taken.

             (f) There are no actions, suits, or proceedings pending or, to Debtor's best knowledge after due inquiry, threatened against or affecting Debtor with respect to the Pledged Collateral, at law or in equity or before or by any commission, board, bureau, agency, department or instrumentality, and Debtor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which would adversely affect Debtor's performance hereunder.

             (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of Debtor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance or by general equitable principles.

             (h) Neither the execution and delivery by Debtor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of the articles or certificates of incorporation or similar organizational documents, bylaws or partnership agreement of Debtor or any law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or any governmental authority to which Debtor is subject or any provision of any material agreement, understanding or arrangement to which Debtor is a party or by which Debtor is bound.

             (i) Debtor's principal place of business and chief executive office is as set forth on the signature page hereto.

         5. General Covenants.

         In addition to any covenants and agreements of Debtor set forth in the Purchase Agreement, the Promissory Note and Other Documents, which are incorporated herein by this reference, Debtor hereby covenants and agrees as follows:

             (a) Debtor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; Debtor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by Debtor, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party. Debtor shall notify the Secured Party in writing ten (10) days prior to any change in either the address and location of Debtor's chief executive office or the address and location of Debtor's principal place of business.

             (b) Debtor shall pay promptly when due all taxes, assessments, charges and obligations secured by encumbrances and liens now or hereafter imposed upon or affecting any of the Pledged Collateral, except as otherwise expressly permitted under the Purchase Agreement.

             (c) Debtor shall appear in and defend any action or proceeding of which Debtor is aware which could reasonably be expected to affect Debtor's title to, or the Secured Party's interest in, the Pledged Collateral owned by Debtor and the proceeds thereof; provided, however, that Debtor may settle such actions or proceedings with respect to the Pledged Collateral Debtor owns with the consent of the Secured Party, which consent shall not be unreasonably withheld or delayed.

             (d) Debtor shall keep separate, accurate and complete records of the Pledged Collateral owned by Debtor, disclosing the Secured Party's security interest hereunder.

             (e) Debtor shall permit the Secured Party, its officers, employees and agents at reasonable times and on reasonable prior notice to inspect all books and records related to the Pledged Collateral.

             (f) During the term of this Agreement, Debtor shall not sell, assign, transfer, pledge, grant a security interest, place a lien on or otherwise dispose of the Pledged Collateral except as permitted under the Purchase Agreement.

         6. Other Rights With Respect to Pledged Collateral.

         In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party at its option and at the expense of Debtor, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral;
(c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to Debtor, as the Secured Party, in its sole discretion, shall determine; and (d) do anything which Debtor is required but fails to do hereunder. The proceeds of any collection, sale or other disposition of the Pledged Collateral of Debtor, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to reasonable attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, in such manner and order as set forth in the Purchase Agreement and Promissory Note.

         7. Additional Remedies Upon Event of Default.

         Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the Purchase Agreement, the Promissory Note and the Other Documents, the following rights and remedies:

             (a) The Secured Party may, after ten (10) days' advance notice to Debtor, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that ten (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Debtor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for its own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit Debtor to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Debtor would agree to do so.

             (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral of Debtor, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to reasonable attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, in such manner and order as set forth in the Purchase Agreement.

         8. Secured Party's Duties.

         The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

         9. No Waiver; Cumulative Remedies.

         No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the Purchase Agreement, the Promissory Note, and the Other Documents or by Law. Debtor waives any right to require the Secured Party to proceed against any other person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

         10. Assignment.

         All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of Debtor shall bind its successors and assigns; provided, however, Debtor may not assign or transfer any of its rights and obligations hereunder or any interest herein.

         11. Severability.

         Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

         12. Governing Law and Jurisdiction.

         This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the Commonwealth of Pennsylvania. The Debtor hereby irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania located within Philadelphia County or the United States District Court for the Eastern District of Pennsylvania for the resolution of all claims, disputes and controversies arising hereunder.

         13. Notices.

         Debtor agrees that all notices, statements, requests, demands and other communications under this Agreement shall be given to each of the parties at the address set forth below their names and the manner provided in Section 12 of the Purchase Agreement.

         14. Specific Performance.

         Debtor acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the Purchase Agreement and Promissory Note because the Secured Party's remedies at law for failure of Debtor to comply with the provisions hereof relating to the Secured Party's rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications Debtor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which Debtor has appointed the Secured Party its attorney-in-fact, and (v) to enforce the Secured Party's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, Debtor agrees that each such provision hereof may be specifically enforced.

         15. Dividends; Voting Rights in Respect of the Pledged Collateral.

         So long as no Event of Default shall occur and be continuing under the Purchase Agreement, Debtor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Purchase Agreement, the Promissory Note or Other Documents; provided, however, that Debtor will not exercise or will refrain from exercising any such right, as the case may be, if such action would be inconsistent with the covenants and obligations of Debtor under the Purchase Agreement and the Other Documents or would have a material adverse effect on the value of any Pledged Collateral. So long as no Event of Default has occurred and is continuing, any lawful dividends paid in cash to Debtor in respect of the Pledged Collateral may be used or applied by Debtor for any purpose permitted by the Purchase Agreement.

         16. Entire Agreement; Amendments.

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by Debtor. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party and Debtor.

         17. Counterparts.

         This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

         18. Descriptive Headings.

         The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                 SECURED PARTY:

                                 VDC CORPORATION LTD.

                                 By: /s/ Graham Lacey
                                     ---------------------------
                                         Graham Lacey, President

                                 DEBTOR:

                                 ROZEL INTERNATIONAL HOLDINGS LIMITED

                                 By: /s/ Harold Chaffe
                                     ----------------------------
                                         Harold Chaffe, President
[SEAL]
                                 Principal Place of Business:
                                 ----------------------------
                                 Tropic Isle Building
                                 Wickhams Cay
                                 Road Town
                                 Tortola
                                 British Virgin Islands

                                 Chief Executive Office:
                                 -----------------------
                                 Tropic Isle Building
                                 Wickhams Cay
                                 Road Town
                                 Tortola
                                 British Virgin Islands

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT

                        Description of Pledged Collateral


Type and  Amount of Ownership

         (i) 3,972,877 shares of common stock, par value $.01 per share, of netValue, Inc.;

         (ii) 100,000 shares of common stock, par value $.01 per share of Informatix, Inc.;

         (iii) $700,000 Note, dated October 18, 1997 owed by Informatix, Inc. to VDC Corporation Ltd.; and

         (iv) Promissory Notes in the aggregate principal amount of $200,000 owed by netValue, Inc. to VDC Corporation Ltd.

                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT is dated December 18, 1997 and is made between Rozel International Holdings Limited, a British Virgin Island corporation ("Grantor") and VDC Corporation Ltd. ("Secured Party") pursuant to the Purchase Agreement referred to below.

                                WITNESSETH THAT:

        WHEREAS, pursuant to that certain Asset Purchase Agreement dated December 18, 1997 (as it may hereafter be amended or otherwise modified from time to time, the "Purchase Agreement") between Grantor and the Secured Party, the Grantor has agreed to purchase certain assets of Grantor, which purchase price for such assets includes a Promissory Note in the aggregate amount of $3,500,000 ("Promissory Note");

        WHEREAS, the obligations of the Secured Party to pay the Promissory Note pursuant to the Purchase Agreement are subject to the condition, among others, that Grantor secure its obligations to the Secured Party under the Purchase Agreement and Promissory Note by the grant of security interests in the Collateral, as defined and more fully set forth herein; and

        WHEREAS, Grantor is (or will be with respect to after-acquired property) the legal and beneficial owner and holder of the Collateral (as defined in Section 1 hereof), and has agreed to grant security interests in such Collateral to the Secured Party on the terms and conditions set forth herein.

        NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree as follows:

        1. Definitions. Terms which are defined in the Purchase Agreement and not otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

            (a) "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

            (b) "Collateral" shall mean, all of Grantor's right, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

                (i) 3,972,877 shares of common stock, par value $.01 per share ("NV Common Stock"), of netValue ("NetValue");

                (ii) 100,000 shares of common stock, par value $.01 per share ("Informatix Common Stock"), of Informatix, Inc. ("Informatix");

                (iii) $700,000 Note, dated October 18, 1997 (the "Note") owed by Informatix to VDC Corporation Ltd.; and

                (iv) Promissory Notes in the aggregate principal amount of $200,000 ("NetValue Notes") owed by NetValue to VDC Corporation Ltd.


        The NV Common Stock, Informatix Common Stock, the Note and the NetValue Notes, collectively, shall be referred to as the "Securities". The term "Collateral" as it applies to the NV Common Stock and Informatix Common Stock shall also include all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, and whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

            (c) "Secured Indebtedness" shall mean (i) all obligations, whether of principal, interest, fees, expenses or otherwise, of Grantor to Secured Party, whether now existing or hereafter incurred, under the Purchase Agreement, Promissory Note or any of the Other Documents as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Secured Party, (ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Secured Party in the collection of any of the obligations referred to in subclause 1(c)(i) above; and (iii) any advances made, subsequent to an Event of Default, by the Secured Party, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

        2. Assignment and Grant of Security Interests. As security for the due and punctual payment and performance of the Secured Indebtedness in full, Grantor hereby agrees that the Secured Party shall have, and Grantor hereby grants to and creates in favor of the Secured Party, for the benefit of the Secured Party, to secure all of the Secured Indebtedness, a continuing first priority security interest in and to Grantor's Collateral. Without limiting the generality of Section 4 below, Grantor further agrees that with respect to each item of Collateral as to which (i) the creation of valid and enforceable security interests is not governed exclusively by the Code or (ii) the perfection of valid and enforceable security interests therein under the Code cannot be accomplished by the Secured Party taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Grantor, Grantor will at its expense execute and deliver to the Secured Party such documents, agreements, notices, assignments and instruments and take such further actions as may be reasonably requested by the Secured Party from time to time for the purpose of creating a valid and perfected first priority lien on such item, enforceable against the Grantor and all third parties to secure the Secured Indebtedness.

        3. Representations and Warranties. Except as otherwise set forth in the Purchase Agreement, Grantor represents, warrants and covenants to the Secured Party that:

            (a) Grantor is the legal and beneficial owner and holder of the Collateral and Grantor has and will continue to have good and marketable title to the Collateral which Grantor purports to own or which is reflected as owned in its books and records.

            (b) The Grantor has received value from the Secured Party for Grantor's grant of security interests hereunder and, except for the security interests granted to and created in favor of the Secured Party hereunder, all of the Collateral is and will continue to be free and clear of all liens, except the Permitted Lien.

            (c) Grantor has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by Grantor. This Security Agreement constitutes the legal, valid and binding obligations of Grantor, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

            (d) Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) will conflict with or result in any breach of the terms and conditions of the articles of incorporation, bylaws or equivalent documents of Grantor or of any law or of the Termination Agreement or any material agreement or instrument to which Grantor is a party or by which it is bound or to which it is subject, (ii) will constitute a default under any of the documents referred to in clause 3(d)(i) above or (iii) will result in the creation or enforcement of any lien (other than the Permitted Lien) whatsoever upon any Collateral (now or hereafter acquired) of Grantor.

        4. Further Assurances. Grantor will, from time to time, at its expense, faithfully preserve and protect the Secured Party's security interests in the Collateral as continuing first priority perfected security interests, and will do all such other acts and things and will, upon request therefor by the Secured Party, execute, deliver, file and record all such other documents and instruments, including financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto as the Secured Party in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect or protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder, Grantor agrees to execute and deliver such further documents and instruments and do such further acts as the Secured Party may from time to time require.

        5. Covenants. Grantor covenants and agrees that, (a) it will not sell, assign or otherwise dispose of any portion of the Collateral; (b) it will obtain and maintain sole and exclusive possession of its Collateral; (c) it will keep materially accurate and complete books and records concerning the Collateral and such other books and records as may be required under the Purchase Agreement;
(d) it will promptly furnish to the Secured Party such information and documents relating to the Collateral as the Secured Party may reasonably request in order to confirm the status of the Secured Party's security interests in such Collateral; (e) it will not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of the Collateral or in a violation of this Security Agreement; and (f) it will execute and deliver to the Secured Party and record such supplements to this Security Agreement and additional assignments as the Secured Party reasonably may request to evidence and confirm the security interests herein contained.

        6. Preservation of Security Interests. Grantor assumes full responsibility for taking and hereby agrees to take any and all necessary steps to preserve and defend the Secured Party's right, title and security interests in and to the Collateral against the claims and demands of all persons. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in the Secured Party's possession if, prior to the existence of an Event of Default, the Secured Party takes such action for that purpose as such Grantor shall reasonably request in writing, provided that such requested action will not, in the judgment of the Secured Party, impair the security interests in the Collateral created hereby or the Secured Party's rights in, or the value of, such Collateral, and provided further that such written request is received by the Secured Party in sufficient time to permit the Secured Party to take the requested action.

        7. Secured Party's Rights with Respect to the Collateral. At any time and from time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Grantor, the Secured Party may, at its option, do any or all of the following: (a) do anything which the Grantor is required but fails to do hereunder, and in particular the Secured Party may, if the Grantor fails to do so, (i) insure or take any reasonable steps to protect the Collateral, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral, or (iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of the Promissory Note, and other liabilities of Grantor secured by this Security Agreement; (b) inspect the Collateral at any reasonable time; and (c) pay any amounts the Secured Party reasonably elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral, either directly to the payee(s) of such cost, fee or charge, directly to the Grantor, or to such payee(s) and Grantor, jointly.

        8. Remedies on Default. If there shall have occurred and be continuing an Event of Default under the terms of the Purchase Agreement, then the Secured Party shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Security Agreement, including to the extent not inconsistent with the provisions of the Code or any other applicable Law, the right to take over and collect the Collateral which consists of amounts owing to Grantor to the extent not prohibited by applicable law. To this end, the Secured Party shall have the right to (a) transfer all or any part of any of the Collateral into the Secured Party's name or into the name of its nominee or nominees and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof;
(b) notify the obligors on any of the Collateral, whether accounts or otherwise, to make payment thereon directly to the Secured Party, whether or not the Grantor was theretofore making collections thereon; (c) take control of and manage the Collateral; (d) apply to the payment of the Secured Indebtedness, whether it be due and payable or not, any moneys, including cash dividends and income from the Collateral, now or hereafter in the hands of the Secured Party, on deposit or otherwise, belonging to Grantor, in accordance with Section 9 hereof; (e) endorse the name of the Grantor upon any checks or other evidences of payment or any document or instrument that may come into the possession of the Secured Party as proceeds of or relating to such Grantor's Collateral; (f) demand, sue for, collect, compromise and give acquittances for the Collateral;
(g) prosecute, defend or compromise any action, claim or proceeding with respect to the Collateral; and (h) take such other action as the Secured Party may deem appropriate, including extending or modifying the terms of payment of the debtors of Grantor. In addition, upon the occurrence of an Event of Default but subject to any restrictions set forth in the Termination Agreement, Grantor, at the request of the Secured Party, shall assemble all or any portion of the Grantor's Collateral at such locations as the Secured Party shall designate which are reasonably convenient to Grantor, and the Secured Party may sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner, as the Secured Party may determine, and apply the proceeds so received in accordance with Section 9 hereof. Written notice of sale mailed by certified mail, return receipt requested, to the Grantor, at least ten (10) days prior to such sale shall be deemed reasonable notice.

        In the event of a breach by Grantor in the performance of any of the terms of this Security Agreement, the Secured Party may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of the Secured Party at law may not fully compensate the Secured Party for the damages it may suffer in the event of a breach hereof.

        9. Application of Proceeds. The proceeds of the Collateral shall be applied in accordance with the terms of the Purchase Agreement. Grantor shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the Secured Party is entitled.

        10. Attorneys-in-Fact. After an Event of Default the Grantor hereby irrevocably appoints the Secured Party, its officers, employees and agents, or any of them, as attorneys-in-fact, with full power of substitution, for Grantor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing, delivering, filing and recording any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which power of attorney being given for security is coupled with an interest and irrevocable. The Grantor hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Secured Party, its officers, employees or agents pursuant to the foregoing power of attorney.

        11. Indemnity and Expenses.

            (a) The Grantor unconditionally agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Secured Party.

            (b) The Grantor unconditionally agrees upon demand to pay to the Secured Party the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements, including fees and expenses of its counsel, which the Secured Party may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

        12. Security Interest Absolute; Waiver of Notices. All rights of the Secured Party hereunder, all security interests hereunder, and all obligations of the Grantor hereunder shall be absolute and unconditional, irrespective of:
(a) any lack of validity or enforceability of the Purchase Agreement, Promissory Note or any of the Other Documents; (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, Promissory Note or any of the Other Documents; (c) any exchange, release or non-perfection of any other Collateral; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or any third party mortgagors, pledgors or grantors of security interests. Grantor waives any and all notice with respect to acceptance by the Secured Party of this Security Agreement, the provisions of the Purchase Agreement, Promissory Note or any of the Other Documents or any other note, instrument or agreement relating to the Secured Indebtedness, and any default in connection with the Secured Indebtedness. Grantor waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and any other notice of any kind in connection with the Secured Indebtedness.

        13. Termination. Upon payment in full of the Secured Indebtedness and termination of the Purchase Agreement and Promissory Note, this Security Agreement shall terminate and be of no further force and effect, and the Secured Party, at the Grantor's expense, shall thereupon promptly return to Grantor the Collateral and such other documents delivered by Grantor hereunder as may then be in the Secured Party's possession. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as that Grantor shall reasonably request to evidence such termination.

        14. Modifications, Amendments and Waivers. Any and all agreements amending or changing any provision of this Security Agreement or the rights of any of the Secured Party or the Grantor, and any and all waivers or consents to Events of Default or other departures from the due performance of the Grantor hereunder shall be made only pursuant to the provisions of the Purchase Agreement.

        15. No Implied Waivers; Cumulative Remedies. No course of dealing and no failure or delay on the part of the Secured Party in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Secured Party hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Secured Party under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

        16. Notices. All notices, statements, requests, demands and other communications given to or made upon the Grantor, the Secured Party in accordance with the provisions of this Security Agreement shall be given or made as provided in Section 12 of the Purchase Agreement.

        17. Severability.

            (a) Grantor agrees that the provisions of this Security Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction;

                (ii) if this Security Agreement would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of Grantor under this Security Agreement, then, notwithstanding any other provision of this Security Agreement to the contrary, the aggregate amount of such liability shall, without any further action by the Secured Party, Grantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

                (iii) If the grant of any security interest hereunder by Grantor is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

        18. Governing Law. This Security Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the internal laws of said State, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to the Collateral, is governed by the laws of a jurisdiction other than the law of the Commonwealth of Pennsylvania.

        19. Successors and Assigns. This Security Agreement shall be freely assignable and transferable by the Secured Party in connection with the assignment or transfer of the Secured Indebtedness; provided, however, the duties and obligations of the Grantor may not be delegated or transferred by the Grantor, without the written consent of the Secured Party. The rights and privileges of the Secured Party shall inure to their benefit and the benefit of its respective successors and assigns (as permitted under the Purchase Agreement) and the duties and obligations of the Grantor shall bind the Grantor and its respective successors and assigns.

        20. Counterparts. This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

        21. Consent to Jurisdiction; Waiver of Jury Trial. The Grantor hereby irrevocably consents to the exclusive jurisdiction of the courts of Bermuda and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Grantor at the addresses set forth or referred to in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof. The Grantor waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE SECURED PARTY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

        WITNESS the due execution hereof as of the day and year first above written.

                                     ROZEL INTERNATIONAL HOLDINGS
                                     LIMITED

                                     By: /s/ Harold Chaffe
                                         ----------------------------
                                             Harold Chaffe, President

                                     VDC CORPORATION LTD.

                                     By: /s/ Graham Lacey
                                         ----------------------------
                                             Graham Lacey, President

                                   ASSIGNMENT

         The undersigned (the "Assignor") hereby assigns all of its right, title and interest in and to a certain promissory note in the principal amount of $700,000 dated October 18, 1997 by and between the Assignor as "Payee" and Informatix, Inc., as "Maker" to Rozel International Holdings Limited (the "Assignee").

         This Assignment and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall be for all purposes governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

         IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have executed this Assignment as of the 18th day of December, 1997.


ATTEST:                                     ASSIGNOR:

                                            VDC CORPORATION LTD.


                                            By: /s/ Graham Lacey
-----------------------------                   -------------------------------
Title:                                          Graham Lacey, President


ATTEST:                                     ASSIGNEE:

                                            ROZEL INTERNATIONAL HOLDINGS LIMITED


                                            By: /s/ Harold Chaffe
-----------------------------                   -------------------------------
Title:                                          Harold Chaffe, President

                                   ASSIGNMENT

         The undersigned (the "Assignor") hereby assigns all of its right, title and interest in and to certain promissory notes in the aggregate principal amount of $200,000 by and between the Assignor as "Payee" and netValue, Inc., as "Maker" to Rozel International Holdings Limited (the "Assignee").

         This Assignment and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall be for all purposes governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

         IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have executed this Assignment as of the 18th day of December, 1997.

ATTEST:                                     ASSIGNOR:

                                            VDC CORPORATION LTD.


                                            By: /s/ Graham Lacey
-----------------------------                   -------------------------------
Title:                                          Graham Lacey, President


ATTEST:                                     ASSIGNEE:

                                            ROZEL INTERNATIONAL HOLDINGS LIMITED


                                            By: /s/ Harold Chaffe
-----------------------------                   -------------------------------
Title:                                          Harold Chaffe, President